UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2007

BARNES GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-04801	06-0247840
(Commission File Number)	(I.R.S. Employer Identification No.)

123 Main Street, Bristol, Connecticut	06011-0489
(Address of principal executive offices)	(Zip Code)

(860) 583-7070

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement

On February 14, 2007, the Compensation and Management Development Committee of the Company’s Board of Directors (the “Compensation Committee”) took the following actions:

A.	Executive Compensation.

The Compensation Committee took the following actions with respect to the named executive officers of the Company as determined as of December 31, 2006 (the “named executive officers”).

1.	Long-Term Incentive Grants. Each of the awards described below was made pursuant to, and is governed by, the terms of the Barnes Group Inc. Stock and Incentive Award Plan, which has been approved by the Company’s stockholders.

	Long Term Incentive Grants
	Restricted Stock Units	Performance Share Awards	Stock Options
G.F. Milzcik President and Chief Executive Officer	13,600	27,300	54,600

W.C. Denninger Senior Vice President, Finance and Chief Financial Officer	6,000	6,000	25,000

J.R. Arrington Senior Vice President, Human Resources	5,400	5,400	22,000

P. J. Dempsey Vice President Barnes Group Inc. and President Barnes Aerospace	6,000	6,000	98,000

S.S. Gates Senior Vice President, General Counsel and Secretary	5,400	5,400	22,000

Restricted Stock Units

Each restricted stock unit award entitles the holder to receive, without payment to the Company, the number of shares of the Company’s Common Stock, par value $.01 (the “Common Stock”) equal to the number of restricted stock units that become vested and to receive dividend equivalents on the restricted stock units determined by multiplying the number of restricted stock units by the dividend per share paid on the Common Stock on each date on which a dividend is paid to the holders of Common Stock after the grant date. The restricted stock units vest 33.34% on August 14, 2009 and 33.33% on each of August 14, 2010 and August 14, 2011.

The restricted stock units become non-forfeitable in the event the holder retires on or after February 14, 2009; provided, that the holder is at least 62 years old and has at least five years of service (a “Qualified Retirement”) and executes a covenant not to compete and release of claims.

The restricted stock units will be accelerated and become payable upon termination of the holder due to the holder’s death or disability or upon a change in control of the Company. In the event of the holder’s termination for any other reason, the unvested portion of the restricted stock units shall be forfeited.

Performance Share Awards

The performance share awards are to be earned as follows: 33.34% for fiscal year 2007 and 33.33% for each of fiscal years 2008 and 2009, upon attainment of designated basic earnings per share; provided, that upon a change in control of the Company, all of the performance share awards shall be deemed to be earned.

In the event of a voluntary termination, involuntary termination with or without cause or a Qualified Retirement, the holder shall forfeit all unearned performance share awards. In the event of termination due to death or disability, any performance share unit awards earned in the year of such termination shall be paid and the reminder shall be forfeited.

On or about March 1 of each year following the year in which the performance share awards are earned, the number of shares of Common Stock equal to the number of earned awards will be delivered to the named executive officers. Dividend equivalents on all earned performance share unit awards, if any, will be paid at the same time and same rate as dividends are paid on outstanding shares of Common Stock.

Stock Options

All of the stock options granted to Messrs. Milzcik, Denninger and Arrington, and Ms. Gates and 25,000 of the stock options granted to Mr. Dempsey shall vest at the rate of 33.34% on August 14, 2008 and 33.33% on each of August 14, 2009 and August 14, 2010. The balance of the options, 73,000, granted to Mr. Dempsey shall vest at the rate of 33.34% on August 14, 2009 and 33.33% on each of August 14, 2010 and August 14, 2011. The exercise price of each stock option is $ 22.335, the Fair Market Value of a share of the Common Stock on the date of the grant, determined in accordance with the Barnes Group Inc. Stock and Incentive Award Plan.

In the event of a termination due to death, disability or a change in control of the Company, the stock options will become exercisable in full. In the event of a death or disability termination, the stock options may be exercised within one year of such termination.

In the event of an involuntary termination without cause, unvested stock options shall be forfeited and the holder shall have one year to exercise vested stock options. In the event of an involuntary termination for cause all stock options are forfeited. In the event of a voluntary termination, unvested stock options shall be forfeited and vested options shall terminate as of the last day of employment.

In the event of a Qualified Retirement on or after February 14, 2008, so long as the holder executes a covenant not to compete, stock options shall continue to vest as scheduled. If the holder does not execute such covenant, unvested stock options shall be forfeited. If the holder also executes a release of claims, the holder shall have five years from the retirement date to exercise vested stock options. If the holder does not execute such release, the holder shall have one year to exercise vested stock options.

Other Action

With respect to the remaining performance share awards granted to each of Messrs. Milzcik, Carpenter, Denninger, Arrington, and Dempsey and Ms. Gates in 2003, 2004, 2005 and 2006 to be earned in 2006, 2007 and 2008 upon attainment of targeted basic earnings per share levels, the Compensation Committee determined that 100% of the shares granted in 2003, 2004 and 2005 and available to be earned for fiscal 2006, and 125% of the shares granted in 2006 and available to be earned in fiscal 2006, had been earned as set forth below:

Performance Share Awards Earned Based on 2006 Performance

Performance shares granted in:	2003	2004	2005	2006
G. F. Milzcik President and Chief Executive Officer	NA	NA	4,500	3,334

W.C. Denninger Senior Vice President, Finance and Chief Financial Officer	NA	NA	4,500	2,500

J.R. Arrington Senior Vice President, Human Resources	NA	NA	4,000	2,000

P. J. Dempsey Vice President Barnes Group Inc. and President Barnes Aerospace	NA	NA	4,500	2,500

S.S. Gates Senior Vice President, General Counsel and Secretary	NA	NA	4,000	2,000

E.M. Carpenter Retired President and Chief Executive Officer	10,000	8,000	58,000	NA

2.	Salary

The Compensation Committee approved the following with respect to the named executive officers.

Salary
W.C. Denninger Senior Vice President, Finance and Chief Financial Officer	$415,000

J.R. Arrington Senior Vice President, Human Resources	$338,000

P. J. Dempsey Vice President Barnes Group Inc. and President Barnes Aerospace	$343,000

S.S. Gates Senior Vice President, General Counsel and Secretary	$345,000

No salary action was taken for Mr. Milzcik. Mr. Milzcik became President and Chief Executive Officer of the Company October 19, 2006 at which time his salary was set at an annual rate of $600,000.

3.	Bonus Awards

The Compensation Committee granted the following cash bonuses pursuant to the Company’s Performance-Linked Bonus Plan for Selected Executive Officers (“PLBP”) to the named executive officers. The grants were based, in the case of Messrs. Milzcik, Denninger, Arrington and Carpenter, and Ms. Gates on target 2006 revenue and earnings per share levels set on December 15, 2005 by the Compensation Committee and, in the case on Mr. Dempsey, on target 2006 unit operating performance levels set on December 15, 2005.

Bonus Award
G.F. Milzcik President and Chief Executive Officer	$874,876

W.C. Denninger Senior Vice President, Finance and Chief Financial Officer	$569,025

J.R. Arrington Senior Vice President Human Resources	$417,380

P. J. Dempsey Vice President Barnes Group Inc. and President Barnes Aerospace	$495,000

S.S. Gates Senior Vice President, General Counsel and Secretary	$425,062

E.M. Carpenter Retired President and Chief Executive Officer	$1,760,422

The Compensation Committee established the target revenue and earnings per share amounts and unit operating levels with respect to bonus payouts under the PLBP for fiscal year 2007 at its December 12, 2006 meeting.

B.	Director Compensation

On February 14, 2007, the Compensation Committee approved a grant of 2,686 restricted stock units under the Barnes Group Inc. Stock and Incentive Award Plan to each director. These restricted stock units vest as follows: 50% on the first anniversary of the grant date and 50% on the second anniversary of the grant date.

The restricted stock units immediately vest in full in the event of a change in control or the Director’s death, disability or retirement from the Board of Directors at the annual meeting of stockholders following his or her attainment of age 72. Dividend equivalents equal to the dividend per share are paid on each restricted stock unit on each dividend payment date after the grant date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2007	BARNES GROUP INC.
(Registrant)

	By:	/s/ Signe S. Gates
Signe S. Gates
Senior Vice President, General Counsel and Secretary